                                                                    EXHIBIT 99.1

March 9, 1999                                       Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                Distribution Financial Services RV Trust 1999-1
--------------------------------------------------------------------------------

               Public Offering of Approximately $[1,000,000,000]

          Deutsche Recreational Asset Funding Corporation (Depositor)

                     Ganis Credit Corporation (Transferor)

               Deutsche Financial Services Corporation (Servicer)


Transaction Summary

                                         Estimated
                                            WAL        Estimated      Estimated                       Expected
             Approximate                  to Call       Modified       Payment                        Ratings
 Notes(a)        Size          Coupon      (years)       Duration        Window     Stated Maturity  (S&P/Fitch)
-----------------------------------------------------------------------------------------------------------------
Class A-1(b)     [112,743,000] Fixed     [0.277]        [0.2681]      1 - 6(6)      March 2000      A-1+/F1+
Class A-2        [227,206,000] Fixed     [1.002]        [0.9492]      6 - 18(13)    May 2006        AAA/AAA
Class A-3        [198,653,000] Fixed     [2.000]        [1.8405]      18 - 30(13)   February 2009   AAA/AAA
Class A-4        [191,964,000] Fixed     [3.000]        [2.6792]      30 - 42(13)   September 2011  AAA/AAA
Class A-5        [160,423,000] Fixed     [4.000]        [3.4655]      42 - 54(13)   August 2013     AAA/AAA
Class A-6        [64,011,000]  Fixed     [4.567]        [3.8887]      54 - 55(2)    November 2016   AAA/AAA
Class B          [25,000,000]  Fixed     [4.575]        [3.8208]      55 - 55(1)    June 2018        A/A
Class C          [20,000,000]  Fixed     [4.575]        [3.7254]      55 - 55(1)    June 2020       BBB/BBB
----------------------------------------------------------------------------------------------------------------

Notes:
(a)  The Notes will be priced to the 10% Optional Termination and at 1.4% ABS.
(b) The A-1 Class Note will accrue on an actual/360 basis: all other Notes will accrue on a 30/360 basis.

                              PRICING INFORMATION
Prepayment Assumption:        1.4% ABS

Payment Date:                 The 15th day of each month (or the next Business
                              Day thereafter) commencing in April 1999.

Pricing Date:                 March [11], 1999

Settlement (Closing) Date:    On or about March [18], 1999.

Optional Termination:         10%


These Computational Materials are intended to be received in conjunction with a Preliminary Prospectus Supplement and Prospectus, which was mailed to you for receipt on Tuesday, March 9, 1999. If you have not received the Preliminary Prospectus Supplement and Prospectus for the Distribution Financial Services RV Trust 1999-1, please contact your Deutsche Bank Securities Sales Representative.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

March 9, 1999                                       Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                Distribution Financial Services RV Trust 1999-1
--------------------------------------------------------------------------------

                        BOND SENSITIVITY TO PREPAYMENTS

--------------------------------------------------------------------------------
Priced to Call                                  ABS %
--------------------------------------------------------------------------------
CLASS A-1                 1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       5.159     5.159     5.161     5.159     5.159     5.159
Avg. Life (Years)        0.360     0.314     0.277     0.247     0.224     0.203
Mod. Dur.                0.348     0.304     0.268     0.240     0.218     0.197
First Pay                 4/99      4/99      4/99      4/99      4/99      4/99
Last Pay                 11/99     10/99      9/99      9/99      8/99      8/99
Window (Years)           0.667     0.583     0.500     0.500     0.417     0.417
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Priced to Call                                  ABS %
--------------------------------------------------------------------------------
CLASS A-2                 1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       5.512     5.512     5.512     5.512     5.512     5.512
Avg. Life (Years)        1.337     1.149     1.002     0.886     0.789     0.711
Mod. Dur.                1.254     1.083     0.949     0.842     0.752     0.679
First Pay                11/99     10/99      9/99      9/99      8/99      8/99
Last Pay                  4/01     12/00      9/00      7/00      5/00      4/00
Window (Years)           1.500     1.250     1.083     0.917     0.833     0.750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Priced to Call                                  ABS %
--------------------------------------------------------------------------------
CLASS A-3                 1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       5.737     5.737     5.737     5.737     5.737     5.737
Avg. Life (Years)        2.709     2.310     2.000     1.752     1.551     1.384
Mod. Dur.                2.444     2.107     1.841     1.624     1.446     1.296
First Pay                 4/01     12/00      9/00      7/00      5/00      4/00
Last Pay                  8/02      2/02      9/01      5/01      2/01     12/00
Window (Years)           1.417     1.250     1.083     0.917     0.833     0.750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Priced to Call                                  ABS %
--------------------------------------------------------------------------------
CLASS A-4                 1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       5.881     5.881     5.881     5.881     5.881     5.881
Avg. Life (Years)        4.109     3.485     3.000     2.617     2.306     2.051
Mod. Dur.                3.556     3.070     2.679     2.363     2.100     1.882
First Pay                 8/02      2/02      9/01      5/01      2/01     12/00
Last Pay                  1/04      4/03      9/02      4/02     11/01      8/01
Window (Years)           1.500     1.250     1.083     1.000     0.833     0.750
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.                                                         Page 2

March 9, 1999                                       Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                Distribution Financial Services RV Trust 1999-1
--------------------------------------------------------------------------------

                  BOND SENSITIVITY TO PREPAYMENTS (continued)

--------------------------------------------------------------------------------
Priced to Call                                    ABS %
--------------------------------------------------------------------------------
CLASS A-5                1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       5.994     5.994     5.994     5.994     5.994     5.994
Avg. Life (Years)        5.574     4.682     4.000     3.465     3.041     2.693
Mod. Dur.                4.619     3.978     3.466     3.049     2.708     2.423
First Pay                 1/04      4/03      9/02      4/02     11/01      8/01
Last Pay                  7/05      7/04      9/03      2/03      8/02      4/02
Window (Years)           1.583     1.333     1.083     0.917     0.833     0.750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Priced to Call                                    ABS %
--------------------------------------------------------------------------------
CLASS A-6                1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       6.065     6.065     6.065     6.065     6.065     6.065
Avg. Life (Years)        6.405     5.396     4.567     3.908     3.483     3.075
Mod. Dur.                5.178     4.488     3.889     3.391     3.059     2.733
First Pay                 7/05      7/04      9/03      2/03      8/02      4/02
Last Pay                  8/05      8/04     10/03      2/03      9/02      4/02
Window (Years)           0.167     0.167     0.167     0.083     0.167     0.083
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Priced to Call                                    ABS %
--------------------------------------------------------------------------------
CLASS B                  1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       6.815     6.815     6.815     6.815     6.815     6.815
Avg. Life (Years)        6.408     5.408     4.575     3.908     3.492     3.075
Mod. Dur.                5.052     4.399     3.821     3.334     3.019     2.695
First Pay                 8/05      8/04     10/03      2/03      9/02      4/02
Last Pay                  8/05      8/04     10/03      2/03      9/02      4/02
Window (Years)           0.083     0.083     0.083     0.083     0.083     0.083
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Priced to Call                                    ABS %
--------------------------------------------------------------------------------
CLASS C                  1.00      1.20      1.40      1.60      1.80      2.00
--------------------------------------------------------------------------------
Yield @ 100.00 (%)       7.814     7.814     7.814     7.814     7.814     7.814
Avg. Life (Years)        6.408     5.408     4.575     3.908     3.492     3.075
Mod. Dur.                4.888     4.274     3.726     3.261     2.958     2.645
First Pay                 8/05      8/04     10/03      2/03      9/02      4/02
Last Pay                  8/05      8/04     10/03      2/03      9/02      4/02
Window (Years)           0.083     0.083     0.083     0.083     0.083     0.083
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

March 9, 1999                                       Deutsche Bank Securities [/]
--------------------------------------------------------------------------------
                Distribution Financial Services RV Trust 1999-1
--------------------------------------------------------------------------------


                  BOND SENSITIVITY TO PREPAYMENTS (continued)

--------------------------------------------------------------------------------------------------------------
Priced to Maturity                                                   ABS %
--------------------------------------------------------------------------------------------------------------
CLASS A-6                          1.00          1.20          1.40          1.60          1.80          2.00
--------------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)                 6.065         6.065         6.065         6.065         6.065         6.065
Avg. Life (Years)                  6.689         5.562         4.729         4.098         3.602         3.204
Mod. Dur.                          5.364         4.603         4.008         3.536         3.153         2.837
First Pay                          7/05          7/04          9/03          2/03          8/02          4/02
Last Pay                           4/06          2/05          3/04          7/03          1/03          8/02
Window (Years)                     0.833         0.667         0.583         0.500         0.500         0.417
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Priced to Maturity                                                   ABS %
--------------------------------------------------------------------------------------------------------------
CLASS B                            1.00          1.20          1.40          1.60          1.80          2.00
--------------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)                 6.815         6.815         6.815         6.815         6.815         6.815
Avg. Life (Years)                  7.262         6.025         5.115         4.426         3.893         3.467
Mod. Dur.                          5.576         4.807         4.199         3.714         3.323         3.000
First Pay                          4/06          2/05          3/04          7/03          1/03          8/02
Last Pay                           9/06          5/05          6/04          10/03         3/03          10/02
Window (Years)                     0.500         0.333         0.333         0.333         0.250         0.250
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Priced to Maturity                                                   ABS %
--------------------------------------------------------------------------------------------------------------
CLASS C                            1.00          1.20          1.40          1.60          1.80          2.00
--------------------------------------------------------------------------------------------------------------
Yield @ 100.00 (%)                 7.814         7.814         7.814         7.814         7.814         7.814
Avg. Life (Years)                  7.703         6.387         5.445         4.740         4.191         3.748
Mod. Dur.                          5.616         4.875         4.298         3.837         3.460         3.145
First Pay                          9/06          5/05          6/04          10/03         3/03          10/02
Last Pay                           4/07          12/05         12/04         3/04          8/03          2/03
Window (Years)                     0.667         0.667         0.583         0.500         0.500         0.417
--------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any
company mentioned herein.                                                 Page 4